Consolidating the Turnaround

Santander BanCorp

Investor Presentation

(NYSE: SBP, Latibex: XSBP)

February 1, 2005

Santander BanCorp

Forward Looking Statements

This presentation contains certain forward looking statements with respect to the financial condition, results of operations and business of Santander BanCorp that are subject to various risk factors which could cause actual results to differ materially from such operations or estimates. Such factors include, but are not limited, to the possibility that adverse general market, macro-economic, governmental, legislative and regulatory conditions could develop, an adverse interest rate environment, competitive pressures, technological developments or other key factors associated to our customers or business. These statements are based on our current expectations and are subject to uncertainty and changes in circumstances due to a variety of factors. More information about those factors and Santander BanCorp may be obtained in the company's filings with the U.S. Securities and Exchange Commission. Santander BanCorp is not under any obligation to (and expressly disclaims any such obligations to) update or alter its forward looking statements whether as a result of new information, future events or otherwise.

Agenda

- **Introduction to Santander BanCorp**
- **Financial Performance**
- **Investment Highlights**
- **Closing Remarks**
- **Appendix: Puerto Rico: Essential Information**

Santander BanCorp (NYSE: SBP; Latibex: XSBP)

A client-focused provider of integrated financial services in Puerto Rico for 29 years


Banco Santander

Almond tree in front of the headquarters in San Juan, P.R.

Highlights

- 2nd largest depository in Puerto Rico(1)
- 2nd largest branch network (65 branches)
- $12.8 billion in Customer Financial Assets
- 275,000 clients
- $8.3 billion in assets
- $5.3 billion in loans
- $1.5 billion market cap (Jan. 26, 2005)
- $540 million in capital
- Strong credit ratings: "A1" Moody's: (bank only), "A" S&P, "A+" Fitch



(1) Ranked by measuring the sum of total client deposits excluding brokered CDs as of September 30, 2004.

Ownership and Corporate Organization



89%
Santander Group (Spain)
11%
free float
Santander BanCorp
Banco Santander Puerto Rico
Santander Insurance Agency
Santander Securities
Santander Mortgage
Santander International Bank
Santander Asset Management

Grupo Santander (Majority Stockholder with 89%)



Rendering of Ciudad Grupo Santander in Boadilla del Monte, Spain.

- With the recently approved acquisition of Abbey National (U.K). will be among the top-10 largest banks in the world by market cap
- Leader in Europe and Latin America
- Net Income of $4.0 billion for 9-months ended September 30, 2004
- Over 41 million clients in 42 countries
- Puerto Rico is the oldest international investment

Integrated Business Model


Banking
Retail
Wholesale
Consumer
2nd Branch network
2nd Deposits
Wealth Management
Asset management
Investment banking
2nd Broker-dealer
2nd Mutual fund manager
Client focused, not product driven
Benefits
Cross-sell services
Shared expertise
One group, one focus
4th Originator
4th Servicer
Origination
Servicing
Mortgage
4th Bank insurance agency
Credit Related
Open-market
Insurance

Business Plan 2006

Business Plan 2006: *Client Focused Banking*

• Sales & Distribution

- Loan portfolio growth
- Systematic sales management process
- Cross-sell products and services to segmented client base
- Client profitability

• Credit & Market Risk

- Improvement in asset quality
- Agile and flexible credit processes
- Loan collections and recoveries
- Optimize tax advantages of investment portfolio

• Efficiency

- Limit expense growth
- Obtain efficiencies from new operating system
- Invest in and train the best people

- Quality of Service
- Client Orientation

- Superior asset quality

- Human Resources
- Information Technology

Segmented Client Banking Model

Business Units	Segments	Sub-segments	Description
Retail Banking Wealth Mgmt. Mortgage Insurance (Cross-Sell)	Individuals	▪High-Income ▪Middle-Income ▪Mass Market	> $50M $30M - $50M < $30M
	Small Business	▪Entrepreneurs ▪Small Businesses ▪Professionals	Revenues < $5MM
	Middle Market	▪Island-wide ▪Regional (Branches)	Revenues $5MM to $75MM
Wholesale Banking (Cross-Sell)	Institutional	▪Public ▪Private	Government Financials, Insurance, Higher Ed & Non-Profit
	Corporate	▪Locals ▪Multinationals	Revenues > $75M

Asset Composition

13% Growth

$7.4 billion as of Dec. 31, 2003	$8.3 billion as of Dec. 31, 2004



Cash
5%
Other
4%
Invstm.
35%
Loans
56%



Invstm.
25%
Cash
6%
Other
3%
Loans
66%

Loan Portfolio Composition*

32% Growth

$4.2 billion as of Dec. 31, 2003


Consumer
10%
Wholesale
12%
Mortgage
35%
Retail
Commercial
Banking
38%
Construction
5%

$5.6 billion as of Dec. 31, 2004


Consumer
8%
Wholesale
11%
Retail
Commercial
Banking
31%
Mortgage
46%
Construction
4%

* Gross Loans.

Dec. 31, 2004
Commercial Loan Portfolio
31.7% Fixed
68.3% Variable

Dec. 31, 2004
Mortgage Loan Portfolio
63.6% Fixed
36.4% Variable

Deposit Mix

15% YoY Growth

$4.7 billion as of Dec. 31, 2004


Wholesale
23%
Middle Market
11%
Small Business
12%
Corporate
8%
Institutional
21%
Individuals
25%

77% are customer deposits

Customer Financial Assets under Control

20% Growth

$10.7 billion as of Dec. 31, 2003


Trust, Inst. & Private accounts 12%
Client Deposits 36%
Mutual Funds 17%
Broker-dealer assets 35%

$12.8 billion as of Dec. 31, 2004


Trust, Inst. & Private accounts 11%
Client Deposits 33%
Mutual Funds 21%
Broker-dealer assets 35%

Diversified Revenue Base



Investment Securities 18%
Bank Fees 13%
Wealth Management 15%
Insurance 2%
Loan Portfolio 52%

82% derived from client business

Note: Loan portfolio revenue is defined as net interest income after provision. Investment Securities revenue is defined as net interest income. Wealth Management and Insurance revenues defined as gross commissions. Bank fees include: service charges on deposits, credit card fees, trust fees and other fees.

Capital Ratios – Well Capitalized


14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
6.4%
9.3%
11.9%
Leverage
Tier One
Total Capital

Market Share in Puerto Rico

(USD Millions)
As of September 30, 2004

	Market	Santander	Market share	Rank
Banking				
Customer deposits[1]	$33,272	$4,117	12.4%	2
Bank branches	562	65	11.6%	2
Gross Loans	$46,965	$5,272	11.2%	4
Wealth Management				
Mutual funds managed	$10,221	$2,308	22.6%	2
Broker-dealer customer assets	$24,552	$4,393	17.9%	2
Mortgage and Insurance				
Mortgage production (YTD)	$8,587	$531	6.2%	4
Insurance commissions[2]	$62	$5	8.4%	4

Source: SEC and Office of the Commissioner of Financial Institutions of Puerto Rico. Santander figures are reported at the holding company level.

(1) Excludes brokered deposits.

(2) Estimated market size (9 months ending 3Q 2004) among public bank holding companies, based on 10Qs. Market size and rank do not include stand alone insurance brokers and agencies as public information is not available.

Agenda

- Introduction to Santander BanCorp
- Financial Performance
- Investment Highlights
- Closing Remarks
- Appendix: Puerto Rico: Essential Information

Growth in Customer Activity



Dec. 31, 2004 vs. Dec. 31, 2003
Percentage increase
50%
40%
30%
20%
10%
0%
13%
16%
22%
32%
42%
42%
Client Deposits(1)
Insurance Commissions
Broker-Dealer Assets
Loans
Mutual Funds Assets
Mortgage Servicing

$ in MM	$4,275	$5.0(2)	$4,543	$5,584	$2,640	$1,760

(1) Excludes brokered deposits.

(2) Net insurance commissions for year ended Dec. 31, 2004 vs. same period 2003.

Significant Improvement in Asset Quality


3.20%
79.1%
47.0%
1.57%
3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
85.0%
80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
45.0%
40.0%
4Q02
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
NPLs/ Total Loans
Allowance for loan losses / NPL

Net Charge-Off Rate has improved


1.60%
1.20%
0.80%
0.40%
0.00%
1.43%
0.94%
0.57%
2002
2003
2004

* Due to a write-down of single loan of $7.9MM.

Funding Mix
(as of Dec. 31, 2004)

Low cost of funding of 2.10%



Wholesale: 52%
Avg. Cost: 2.77%
Wholesale Deposits
8.5%
LT Repos
14.2%
Brokered
CDs
6.2%
Fed Funds,
ST Repos & CP
22.9%
DDA &
Savings
35.7%
CDs & IRAs
12.5%
Retail: 48%
Avg. Cost: 1.38%

The Value of Our Client Deposit Franchise



Historical spread is 300 basis pts. below wholesale funding cost
Beginning to see improvement in spread.
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
1m Libor
Retail Cost

Net Interest Income* After Loan Provision has Grown at a 33% CAGR from 4Q02 to 4Q04 as the Loan Portfolio Grows and Asset Quality Improves



$60
$50
$40
$30
$20
$10
$0
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$30
$36
$36
$44
$45
$50
$52
$54
$57
4Q02
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
$ in millions
Net interest income after loan provision
Avg. Investment Portfolio
Avg. Loan Portfolio

* On a tax-equivalent basis.

Mortgage Business

2004 Origination Volume: $734MM or 37% vs. 2003
12/31/04 Servicing Portfolio: $1,760MM or 40% vs. 2003



($ in 000s)
$250,000
$225,000
$200,000
$175,000
$150,000
$1,800,000
$1,600,00
$1,400,00
$1,200,00
$1,000,00
$1,343,959
$1,473,050
$1,577,474
$1,760,494
$169,430
$178,810
$183,167
$201,615
1Q-04
2Q-04
3Q-04
4Q-04
Origination Volume
Servicing Portfolio

Distribution Channels



2004
Small Mtge Banks 17%
Branches 28%
Realtors 10%
Telephone Banking 8%
New Projects 18%
Direct Sale 19%

Fee Income Composition

2003


Insurance 5%
Service Charges 16%
Credit Cards 14%
Mtge Servicing 2%
Trust 3%
Other Bank Fees 9%
Wealth Mgmt. 51 %

2004


Insurance 6%
Service Charges 14%
Credit Cards 14%
Mtge Servicing 2%
Trust 3%
Other Bank Fees 10%
Wealth Mgmt. 51%

Improved Efficiency through Cost Control



Quarterly Efficiency Ratio
Non-Interest Exp. to Avg. Assets
76%
72%
68%
64%
60%
56%
3.6%
3.4%
3.2%
3.0%
2.8%
2.6%
2.4%
2.2%
2.0%
75.9%
75.6%
72.1%
67.7%
66.2%
67.7%
67.5%
62.0%
60.5%
3.3%
3.2%
3.2%
3.3%
3.2%
3.0%
2.9%
2.7%
2.8%
4Q-02
1Q-03
2Q-03
3Q-03
4Q-03
1Q-04
2Q-04
3Q-04
4Q-04
Qtrly Efficiency Ratio (Tax-Equivalent)
Noninterest expense to avg. assets

Agenda

- Introduction to Santander BanCorp
- Financial Performance
- **Investment Highlights**
- Closing Remarks
- Appendix: Puerto Rico: Essential Information

Earnings Trend (as Restated)


$ in millions, except EPS
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$76
$53
$26
$39
$84
+53%
+114%
2000
2001
2002
2003
2004

	2000	2001	2002	2003	2004
EPS(1)	1.51	1.09	0.45	0.69	1.81

(1) Restated to give retroactive effect to the 10% stock dividend declared on July 9, 2004.

Strong Improvement in ROA and ROE



ROA
ROE
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
0.38%
0.59%
1.10%
3.8%
6.1%
16.9%
2002
2003
2004

SBP Stock Performance



$987 MM increase in shareholder value since Dec. 31, 2002
Share price
Market Cap $(MM)
P/E 2004: 18.3 x
Price to book: 2.9 x
Dividend yield**: 2.1%
Div. Payout Ratio**: 35%
$35.00
$30.00
$25.00
$20.00
IPO $14.74*
$15.00
$10.00
$5.00
$1,500
$1,000
$500
$33.08
$11.39
+ 190 %
Dec-31-2002
'Jan-26-05

* Adjusted IPO (November 1998) price for three 10% stock dividends.

** After adjusting for an increase of $0.05 in the dividend per share, declared on Nov. 24, 2004.

Agenda

- Introduction to Santander BanCorp
- Financial Performance
- Investment Highlights
- **Closing Remarks**
- Appendix: Puerto Rico: Essential Information

Consolidating the Turnaround for Shareholders

($ in millions, except EPS)	Dec. 2003	Dec. 2004	Δ
EPS [1]	$0.69	$1.81	156%
ROE	6.1%	16.9%	10.8pps
Efficiency[2]	70.1%	63.5%	6.6pps
Market Cap	$1,032	$1,407	36%
Customer Fin. Assets	$10,670	$12,828	20%
Loans (gross)	$4,215	$5,584	30%
NPL / Loans	2.3%	1.6%	70bps

Highlights

- Strong earnings growth
- Restored profitability
- Improving efficiency ratio
- $375MM increase in market cap
- $2,158MM increase in customer financial assets
- $1,369MM increase in loans
- Improving asset quality

(1) After giving retroactive effect for the 10% stock dividend declared on July 9, 2004.
(2) On a tax-equivalent basis.

Thank you!

Santander BanCorp

NYSE New York Stock Exchange

Latibex LATIN AMERICA IN EUROS

Agenda

- Introduction to Santander BanCorp
- Financial Performance
- Investment Highlights
- Closing Remarks
- Appendix: Puerto Rico: Essential Information

Puerto Rico: A Diversified Regional Economy


Puerto Rico

3,500 square mile Caribbean Island
2.5 hrs. from Miami / 3.5 hrs. from N.Y.
3.9 million population
U.S. currency and citizenship

Gross Domestic Product Breakdown*


Construction 2%
Other 7%
Govt 10%
Manufacturing 42%
Services 39%

* As of June 30, 2003. Source: Puerto Rico Planning Board.

- **Regional economy of the U.S.**
  - Commonwealth relationship
  - $74.4 billion GDP (FY'03)
  - 1.9% GDP growth for FY'03 and 2.9% projected growth for FY'04
- **Diversified economy**
  - Strong pharmaceutical and electronics manufacturing center
  - Manufacturing: 42% of GDP
  - Limited exposure to cyclical sectors
  - Strong real estate market
  - Dynamic consumer market

Puerto Rico: Solid Banking Sector with Tax Advantages

Banking Sector Earnings Growth*


$1,500
$1,000
$500
$0
$1,001
38%
$1,382
2002
2003

- **Efficient and competitive banking sector**
  - U.S. regulated banking sector
  - $1.4 billion in net income in 2003
  - 38% increase in net income in 2003
  - Stable asset quality (around 1.7% NPLs to Avg. Loans)
- **Important tax advantages**
  - No federal income taxes paid by Puerto Rico residents
  - Puerto Rico corporations considered foreign for federal tax purposes
  - Low effective tax rate on portfolio investment income

* Sources: SEC filings, banks' press releases, FDIC and Commissioner of Financial Institutions of PR.